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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)              NOVEMBER 7, 2000
                                                --------------------------------

                           EMBARCADERO TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in Charter)

           DELAWARE                       000-30293             68-0310015
---------------------------------     -----------------     --------------------
   (State or Other Jurisdiction       (Commission File         (IRS Employer
         of Incorporation)                Number)           Identification No.)

425 MARKET STREET, SUITE 425, SAN FRANCISCO, CALIFORNIA                    94105
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (415) 834-3131
                                                    ----------------------------

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.           ACQUISITIONS OF ASSETS

         On November 7, 2000, Embarcadero Technologies, Inc. (the "Company") completed the acquisitions of all the outstanding stock of Advanced Software Technologies, Incorporated. ("Advanced") for approximately $13 million in cash. In addition, shareholders of Advanced can earn an additional payment of up to $2 million, based on the achievement of certain fiscal year 2000 revenue goals. The transaction will be accounted for using the "purchase" method of accounting. The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and Reorganization, dated as of October 24, 2000, among the Company, Advanced and R. Gale Daniel, as Shareholder Representative, which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

         On November 10, 2000, the Company completed the acquisition of all of the outstanding stock of Engineering Performance for approximately $4.8 million in cash and 50,000 shares of the Company's common stock. The foregoing description of the transaction is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of November 10, 2000 between the Company and Stonegate Insurance Co., Ltd., which is attached hereto as Exhibit 2.2 and is incorporated herein by this reference.

         The source of funds for both of the acquisitions was proceeds from the Company's initial public offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS. The financial statements of Advanced Software Technologies, Incorporated and Engineering Performance and PRO FORMA financial information to be filed with this current report on Form 8-K will be filed within 60 days of the date of this report, if required.

         (c)  EXHIBITS.

         2.1 Agreement and Plan of Merger and Reorganization, dated as of October 24, 2000, among Embarcadero Technologies, Inc., AST Acquisition Corporation, Advanced Software Technologies, Inc. and R. Gale Daniel, as Shareholder Representative.

         2.2 Stock Purchase Agreement, dated as of November 10, 2000, between Embarcadero Technologies, Inc. and Stonegate Insurance Co., Ltd.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  November 22, 2000                          EMBARCADERO TECHNOLOGIES, INC.



                                   By:      /s/ Raj P. Sabhlok
                                            ------------------------------------
                                   Name:    Raj P. Sabhlok
                                            ------------------------------------
                                   Title:   Senior Vice President of Finance and
                                            ------------------------------------
                                            Corporate Development and Chief
                                            Financial Officer